BARRETT GROWTH FUND Retail Class: BGRWX

Summary Prospectus	April 29, 2024, as revised November 1, 2024

Before you invest, you may want to review the Barrett Growth Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at https://www.cisbh.com/funds/literature/. You can also get this information at no cost by calling (800) 392 -2673, or by contacting your financial intermediary. You may get this information at no cost by sending an email request to Fulfillment@ultimusfundsolutions.com. The Fund’s prospectus and statement of additional information, each dated April 29, 2024, along with the Fund’s most recent annual report dated December 31, 2023, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The Fund seeks to achieve long-term capital appreciation and to maximize after-tax returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Shareholder Fees (fees paid directly from your investment)	Retail Class
		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.65%
Distribution (12b-1) Fees		None
Other Expenses(1)		0.81%
Shareholder service fee(2)	0.25%
All other expenses	0.56%
Total Annual Fund Operating Expenses		1.46%
Fee Waivers and/or Expense Reimbursements(3)		(0.47)%
Total Annual Fund Operations Expenses
After Fee Waivers and/or Expense Reimbursements(3)		0.99%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.

(2)	The Fund’s Retail Class may pay a fee at an annual rate of up to 0.25% of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Refer to the “Shareholder Service Fee” section in the prospectus.

(3)	Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least April 30, 2025, to waive the investment advisory and/or administration fees and/or reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retail Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

BARRETT GROWTH FUND

Although your actual costs may be
higher or lower, based on these
assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$101	$416	$753	$1,706

Your expenses would be the same if you did not redeem your shares.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. The Fund is the successor to the Barrett Growth Fund, a series of the Trust for Professional Managers (the “Predecessor Fund”), an unaffiliated registered investment company. Effective December 31, 2023, the Fund changed its fiscal year end from May 31st to December 31st. For the fiscal period ended December 31, 2023, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies of the Fund

●	The Fund invests primarily in a diversified portfolio of common stocks of large- and mid-cap U.S. companies, as well as global companies traded on a U.S. exchange, selected by the Adviser. The Fund considers mid-cap companies to be companies with market capitalizations of approximately $2 billion to $15 billion and large-cap companies to be companies with market capitalizations greater than $15 billion.

●	The Adviser utilizes fundamental research to identify companies that have strong growth and earnings potential and can be purchased at reasonable prices. Quantitative screens are employed of various databases to identify potential companies to research. When analyzing a company’s growth prospects, the Adviser evaluates the revenue growth opportunity, the opportunity for margin expansion and the financial strength to take advantage of opportunities.

●	The Adviser focuses on identifying companies that will produce earnings and cash flow growth in excess of companies in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”).

●	In addition to companies that produce superior earnings growth, the Adviser invests primarily in companies that generate free cash flow, are leaders in their respective industries, and have records that point to management’s focus on shareholder enhancement.

●	The Fund has a long-term investment outlook and does not intend to use short-term trading as a primary means of achieving its investment objective. When the Adviser anticipates that individual stocks will be sold, it attempts to manage the liquidation process to take advantage of longer holding periods for favorable long-term capital gains tax rates in order to optimize the after-tax return to Fund shareholders.

●	The Fund makes investments in companies that have solid long-term earnings prospects, and the Fund expects to hold these investments for prolonged periods of time, thereby avoiding short-term capital gains.

●	The Fund may invest up to 25% of its net assets in foreign securities and will normally make such investments through the purchase of American Depositary Receipts (“ADRs”).

●	Stocks are sold when there is likely to be deterioration in earnings growth or other financial metrics, including balance sheet items. Maintaining a competitive industry position and management stability are also important factors in retaining a company position. Unusually weak relative stock market performance is another signal that prompts the Adviser to reevaluate a holding.

●	The Adviser mitigates risk in several ways. In order to invest in a specific company, the Adviser carefully analyzes the company’s balance sheet and overall ability to withstand adverse economic conditions. More broadly, the Adviser diversifies the portfolio across multiple industries, economic sectors and geographic regions to reduce the risk of a particular industry’s or region’s weakness adversely affecting the Fund’s performance. Since the Adviser focuses on buying companies at reasonable valuations, the risk of overpaying for companies with strong earnings growth is also reduced. The Fund invests in companies across the large- and mid-capitalization spectrum which provides the Fund with exposure to companies of different revenue and earnings levels.

●	Finally, the Fund emphasizes objectivity in evaluating existing holdings and sells holdings when the fundamental outlook for a company is expected to deteriorate.

BARRETT GROWTH FUND

Principal Risks of Investing in the Fund

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

●	Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer and that participation in the growth of an issuer may be limited.

●	Issuer Risk: The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s security may deteriorate because of a variety of factors, including, but not limited to, disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

●	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

●	Growth Investing Risk: The Fund invests in companies that appear to be growth-oriented companies. If the Adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, causing losses that will reduce the Fund’s return. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the growth style. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

●	Information Technology Sector Risk: To the extent a Fund invests a significant portion of its assets in the information technology sector, the Fund’s performance could be negatively impacted by events affecting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss, or impairment of, or inability to enforce, these rights may adversely affect the profitability of these companies.

●	Sector Focus Risk: The Fund may, for finite periods and from time to time, make significant investments in a particular sector which may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	Large-Capitalization Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

BARRETT GROWTH FUND

●	Medium-Sized Company Risk: The medium-sized companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Medium-sized companies may be more thinly traded than larger, more established companies.

●	Net Unrealized Appreciation Risk: The Fund has a substantial amount of net unrealized appreciation. Subject to market conditions and Fund performance, the Adviser anticipates that, in managing the Fund’s investment portfolio in pursuit of the Fund’s investment objectives, a moderate portion of the Fund’s current built-in long-term capital gains will be realized gradually in each of the next several years. If these long-term capital gains are realized as anticipated, this will result in an increase in the Fund’s annual distributions of net capital gains and, accordingly, will generally result in taxable distributions to shareholders (other than certain shareholders that are exempt from tax on such income). See “Dividends, Distributions and Taxes.”

●	Indirect Foreign Exposure Risk: Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights. These risks will vary from time to time and from country to country especially if the country is considered an emerging market or developing country.

●	ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the Depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated.

●	Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

BARRETT GROWTH FUND

Bar Chart and Performance Tables

On November 20, 2023, the Fund acquired all of the assets and liabilities of the Barrett Growth Fund, a series of the Trust for Professional Managers (the “Predecessor Fund”), an unaffiliated registered investment company. The Predecessor Fund was advised by Barrett Asset Management, LLC. Performance results shown in the bar chart and the performance table below for periods prior to November 20, 2023 reflect the performance of the Predecessor Fund.

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one-, five- and ten-years (including performance of the Predecessor Fund, as described above), compared with those of an unmanaged index of securities. The Fund’s past performance (including the Predecessor Fund’s past performance), before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information is available on https://cisbh.com/funds or call toll-free (800) 392-2673.

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: 6/30/2020 22.72%	Lowest Quarterly Return: 6/30/2022 (17.54)%

Average Annual Total Returns (for the Periods Ended December 31, 2023)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Barrett Growth Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	32.93%	15.67%	11.51%
Return After Taxes on Distributions	31.97%	13.40%	10.19%
Return After Taxes on Distributions and Sale of Fund Shares	20.14%	12.35%	9.35%
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

BARRETT GROWTH FUND

Management

Investment Adviser

Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”).

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
E. Wells Beck, CFA
Portfolio Manager – Segall Bryant & Hamill, LLC
Portfolio Manager of the Fund	November 20, 2023*

Amy Kong, CFA
Portfolio Manager – Segall Bryant & Hamill, LLC
Portfolio Manager of the Fund	November 20, 2023*

*	E. Wells Beck, CFA, has served as a portfolio manager of the Predecessor Fund since 2006. Amy Kong, CFA, has served as a portfolio manager of the Predecessor Fund since 2020. Mr. Beck and Ms. Kong are jointly and primarily responsible for the day-to-day management of the Fund.

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). You may redeem shares of the Fund on any business day through the Fund’s website at https://cisbh.com/funds, by telephone at (800) 392-2673, or by a systematic withdrawal plan (must be multiples of $25, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax -advantaged investment plan. Withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.